SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): January 25, 2008

                 WHITE MOUNTAIN TITANIUM CORPORATION
         (Exact Name of Registrant as Specified in Charter)

NEVADA                             333-129347         87-057730
(State or Other                    Commission       (IRS Employer
Jurisdiction of Incorporation)     File Number    Identification No.)


2150-1188 West Georgia Street, Vancouver, British Columbia, Canada
                                                             V6E 4A2
 (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (604) 408-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure

     On January 25, 2008, White Mountain Titanium Corporation (the Company) issued a press release (the Press Release) announcing the issuance of a cease trade order by the British Columbia

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Securities Commission.

     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including the Press Release in Exhibit 99.1, shall not be deemed filed for purposes of the Securities
Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

     Exhibit No.    Description
     99.1 Press release issued by the Company on January 25, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   White Mountain Titanium Corporation


Date:  January 25, 2008            By: /s/ Brian Flower
                                   Brian Flower, Executive Chairman